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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 21, 1995




                              MAJOR REALTY CORPORATION
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             (Exact name of registrant as specified in its charter)




                                   Delaware
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                 (State or other jurisdiction of incorporation)




         0-1748                                          59-0898509
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(Commission File Number)                     (IRS Employer Identification No.)




5728 Major Boulevard, Suite 306, Orlando, Florida               32819
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(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code:   (407)351-1111
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ITEM 5.   OTHER EVENTS



         Major Realty Corporation (NASDAQ: MAJR) announces that it has signed a $1,000,000 contract for the sale of 12.95 acres of multi-family land located at
the northeast corner of Cason Cove Road and Mission Road in Orlando.   The
Contract is subject to the Buyer obtaining a conditional use permit for the proposed development. The Contract is scheduled to close in July 1995 subject to the above.

         The Company also announced that a $1,800,000 contract for the sale of approximately 55 acres gross (17 acres net) of multi-family land located on Vineland Road at the Florida Turnpike in Orlando has been cancelled. The Buyer was unable to obtain conventional financing.
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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, Major Realty Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MAJOR REALTY CORPORATION



                                        By:/s/ David L. Treadwell
                                           ----------------------
                                           David L. Treadwell
                                           Chairman and CEO


  May 1, 1995
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         Date